WEITZ SERIES FUND, INC.

Board of Directors
Lorraine Chang
John W. Hancock
Richard D. Holland
Thomas R. Pansing, Jr.
Delmer L. Toebben
Wallace R. Weitz

Officers
Wallace R. Weitz, President
Mary K. Beerling, Vice-President & Secretary
Linda L. Lawson, Vice-President
Richard F. Lawson, Vice-President

Investment Adviser
Wallace R. Weitz & Company

Distributor
Weitz Securities, Inc.

Custodian
Wells Fargo Bank Minnesota,
National Association

Transfer Agent and Dividend Paying Agent
Wallace R. Weitz & Company

Sub-Transfer Agent
National Financial Data Services, Inc.

This report has been prepared for the information of the shareholders of Weitz Series Fund, Inc. — Fixed Income Fund and Government Money Market Fund. For more detailed information about the Funds, their investment objectives, management, fees and expenses, please see a current prospectus. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

4/27/2001

Fixed Income Fund

Government Money Market
Fund

ANNUAL

REPORT
March 31, 2001

One Pacific Place, Suite 600

1125 South 103 Street
Omaha, Nebraska 68124-6008

402-391-1980

800-232-4161
402-391-2125 FAX

www.weitzfunds.com

NASDAQ symbol: WEFIX

(This page has been left blank intentionally.)

WEITZ SERIES FUND, INC. -- FIXED INCOME FUND
Performance Since Inception
Portfolio Manager’s Letter
Schedule of Investments in Securities
Financial Statements
GOVERNMENT MONEY MARKET FUND
Portfolio Manager’s Letter
Schedule of Investments in Securities
Financial Statements
Notes to Financial Statements

Fixed Income Fund

Performance Since Inception	4

Shareholder Letter	6

Schedule of Investments	9

Financial Statements	12

Government Money Market Fund

Shareholder Letter	16

Schedule of Investments	17

Financial Statements	18

Notes to Financial Statements	22

WEITZ SERIES FUND, INC. — FIXED INCOME FUND
Performance Since Inception

A long-term perspective on the Fixed Income Fund’s performance is shown below. The table shows how an investment of $10,000 in the Fixed Income Fund at its inception would have grown over the years (after deducting all fees and expenses and assuming reinvestment of all dividends). The table also sets forth average annual total return data for the Fixed Income Fund for the one, five, and ten year periods ended March 31, 2001.

	Value of	Value of	Value of
	Initial	Cumulative	Cumulative	Total	Annual
	$10,000	Capital Gain	Reinvested	Value of	Rate of
Period Ended	Investment	Distributions	Dividends	Shares	Return

Dec. 23, 1988	$10,000	$—	$—	$10,000	—%
Dec. 31, 1988	9,939	—	68	10,007	—
Dec. 31, 1989	10,020	—	900	10,920	9.1
Dec. 31, 1990	10,232	12	1,661	11,905	9.0
Dec. 31, 1991	10,625	13	2,597	13,235	11.4
Dec. 31, 1992	10,557	13	3,396	13,966	5.5
Dec. 31, 1993	10,820	14	4,258	15,092	8.1
Dec. 31, 1994	9,961	13	4,763	14,737	-2.4
Dec. 31, 1995	10,847	14	6,199	17,060	15.8
Dec. 31, 1996	10,637	13	7,158	17,808	4.4
Dec. 31, 1997	10,916	14	8,419	19,349	8.6
Dec. 31, 1998	10,989	14	9,653	20,656	6.8
Dec. 31, 1999	10,432	13	10,400	20,845	0.9
Dec. 31, 2000	10,698	14	12,168	22,880	9.8
Mar. 31, 2001	11,083	14	12,605	23,702	3.6 †

The Fixed Income Fund’s average annual total return for the one, five and ten year periods ended March 31, 2001, was 12.6%, 7.0% and 6.9%, respectively. These returns assume redemption at the end of each period and reinvestment of dividends.

Since inception, the total amount of capital gains distributions reinvested in shares was $13, and the total amount of income distributions reinvested was $12,006.

†	Return is for the period 1/1/01 through 3/31/01

WEITZ SERIES FUND, INC. — FIXED INCOME FUND

The chart below depicts the change in the value of a $25,000 investment for the period March 31, 1991, through March 31, 2001 for the Fixed Income Fund as compared with the growth of the Lehman Brothers Intermediate Government/ Corporate Index during the same period. The Lehman Brothers Intermediate Government/ Corporate Index is a total return performance benchmark consisting of government securities and publicly issued corporate debt issued with maturities from one to ten years and rated at least BBB by Standard & Poor’s or Baa by Moody’s Investor Service. The information assumes reinvestment of dividends and capital gains distributions. A $25,000 investment in the Fixed Income Fund on March 31, 1991 would have been valued at $48,604 on March 31, 2001.

Average Annual Total Returns

	1-year	5-years	10-years

Fixed Income Fund	12.6%	7.0%	6.9%

Lehman Brothers Intermediate/Corporate Index	12.2%	7.0%	7.4%

This information represents past performance of the Fixed Income Fund and is not indicative of future performance. The investment return and the principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost.

WEITZ SERIES FUND, INC. — FIXED INCOME FUND
March 31, 2001 – Annual Report

April 9, 2001

Dear Fellow Shareholder:

        The first quarter was a good one for the Fixed Income Fund. Total return was +3.6%, which consisted of +1.5% from net interest income (after deducting fees and expenses), and +2.1% from (unrealized) appreciation of our bonds.

        The table below summarizes total return data for our fund as well as the average intermediate-term, investment grade fixed income fund.

	1 Year	5 Years

Fixed Income Fund	12.6%	7.0%
Average Intermediate Investment Grade Fixed Income Fund*	11.2%	6.6%

*Source:	Lipper Analytical Services

The following table shows a profile of our portfolio as of March 31:

Average Maturity	6.1 years
Average Duration	2.5 years
Average Coupon	6.6%
30-Day SEC Yield at 3-31-01	5.4%
Average Rating	AA

Overview

        The bond and stock markets continued their divergent behavior in the first quarter with most bond investors enjoying solid returns as interest rates continued to decline, especially on shorter-term maturities. In times of economic weakness and uncertainty, bad news for the economy (lower stock market values, higher unemployment, lower economic growth, etc.) tends to be good news for fixed income investors. This certainly was the case in the first quarter of 2001.

        The Federal Reserve acted decisively during the quarter in an effort to prevent the sagging domestic economy from tipping into recession. By March 31st, the Fed had lowered the fed funds rate (the overnight loan rate between banks) by 1 1/2 percent, which is the largest change ever made in monetary policy during a one-quarter period by the Greenspan-led Fed.

        Primary reasons cited by the Fed for adopting an easing stance were: persistent pressures on profit margins; lower consumer confidence (a negative wealth effect); tight financial market conditions; and purchasing power declines brought on by higher energy prices.

        The speed of the economic slowdown has clearly been quite stunning and most bond investors were the primary beneficiaries during the quarter. Overall, “income” returns were enhanced by appreciation of fixed-income investments, given the inverse relationship between bond prices and interest rates (falling interest rates cause bond prices to rise, and vice versa).

        While most bond investors enjoyed favorable returns during the quarter (our portfolio included), certain sectors of the bond market performed poorly. Increasing bankruptcies and worries about excessive leverage highlighted the dangers of credit risk in a slowing economy.

        For example, the electricity crisis in California has caused one utility to file for bankruptcy protection (Pacific Gas and Electric) and could even threaten the state’s finances. Telecommunication bonds experienced large declines in value as their company’s prospects dimmed. And previous bond and stock market darlings (Lucent, Xerox and Motorola) have seen their credit ratings slide toward junk status as a result of high debt loads.

Portfolio Review and Outlook

        There have been few changes to our portfolio since the end of the year with the notable exception that I have allowed its duration and average maturity to decline moderately. Credit quality remains high and our portfolio should continue to generate reasonable returns over time. The Fed clearly remains in an “easing” mode, and the near-term direction of interest rates appears to be lower, but there appears to be reason for caution.

        The absolute level of interest rates has certainly declined over the past year while inflation has remained generally subdued (albeit rising moderately). The result has been a decline in the real rate of return (the difference between nominal interest rates and inflation) which reduces bond investors’ purchasing power. Also, current levels of interest rates appear to discount significant further action by the Fed. To the extent this fails to occur, bond investors could be disappointed. Therefore, it appears the relative attractiveness of owning bonds at present levels has declined modestly.

        Our investment philosophy remains unchanged (namely, achieving a high level of current income consistent with the preservation of capital through the purchase of short- to intermediate-term, high quality bonds). I believe this approach allows us to capture most of the returns of long-term bonds with less risk. This strategy may act as a drag on returns should interest rates continue to decline sharply. Like our equity portfolios, we are content to adopt a more defensive position until we find investments with compelling risk/reward characteristics. Given current interest rate conditions, I feel a slightly more conservative stance than usual is warranted.

        If you have any questions about our investments or strategy, please call.

Best regards, Thomas D. Carney Portfolio Manager

Shareholder Information Meeting

Please plan to join us on Wednesday, May 30 at 4:30 PM at the Omaha Marriott on Regency Circle for our annual shareholder information meeting. The portfolio managers will give brief reports on their funds, and the majority of the meeting time will be devoted to answering questions from shareholders. If you have questions for Wally, Rick, or Tom, we invite you to send them in before the meeting.

WEITZ SERIES FUND, INC. — FIXED INCOME FUND

Schedule of Investments in Securities
March 31, 2001

	Face
Rating*	amount		Cost	Value

		CORPORATE BONDS — 29.2%
	$750,000	Superior Financial Corp. Sr. Notes 8.65% 4/01/03	$750,000	$761,680
A+	48,000	Homeside, Inc. 11.25% 5/15/03	48,000	50,640
Ba2	1,100,000	USA Networks, Inc. 7.0% 7/01/03	1,089,013	1,148,125
A	1,000,000	Countrywide Home Loans, Inc. 6.85% 6/15/04	996,905	1,033,175
A	1,000,000	Ford Motor Credit Co. Notes 6.7% 7/16/04	998,859	1,023,745
	250,000	Local Financial Corp. 11.0% 9/08/04	250,000	251,250
BBB	1,000,000	ConAgra, Inc. Sub. Notes 7.4% 9/15/04	1,000,000	1,043,897
B+	750,000	Century Communications Sr. Notes 9.5% 3/01/05	786,979	749,063
A	600,000	General Motors Acceptance Corp. Debs. 6.625% 10/15/05	598,232	606,824
BBB-	1,000,000	Hilton Hotels Corp. Sr. Notes 7.95% 4/15/07	971,606	1,024,052
BBB-	500,000	Liberty Media Corp. Sr. Notes 7.875% 7/15/09	502,242	490,731
BBB	500,000	Harcourt General 6.5% 5/15/11	487,191	462,500
AA-	1,000,000	Merrill Lynch 7.15% 7/30/12	1,000,000	999,158
AAA	1,000	Berkshire Hathaway, Inc. Debs. 9.75% 1/15/18	1,033	1,039

		Total Corporate Bonds	9,480,060	9,645,879

		MORTGAGE-BACKED SECURITIES — 22.5%
AAA	152,767	Fannie Mae REMIC Planned Amortization Class 7.5% 4/25/19 (Estimated Average Life 0.5 years)	151,604	153,471
AAA	1,000,000	Freddie Mac REMIC Planned Amortization Class 7.0% 8/15/20 (Estimated Average Life 0.9 years)	1,003,333	1,009,477
AAA	416,053	Fannie Mae REMIC Planned Amortization Class 6.5% 10/25/18 (Estimated Average Life 0.9 years)	405,625	417,928
AAA	14,287	Freddie Mac 9.5% 9/01/03 (Estimated Average Life 1.1 years)	14,287	14,735
AAA	500,000	Freddie Mac REMIC Planned Amortization Class 6.65% 9/15/21 (Estimated Average Life 1.6 years)	491,297	505,161
AAA	1,000,000	Freddie Mac REMIC Planned Amortization Class 7.0% 4/15/21 (Estimated Average Life 2.2 years)	977,808	1,020,725
AAA	1,000,000	Freddie Mac REMIC Planned Amortization Class 6.75% 12/15/21 (Estimated Average Life 2.2 years)	992,576	1,014,718
AAA	500,000	Freddie Mac REMIC Planned Amortization Class 7.0% 7/15/21 (Estimated Average Life 2.4 years)	495,780	511,082
AAA	1,000,000	Freddie Mac REMIC Planned Amortization Class 7.0% 8/15/21 (Estimated Average Life 2.6 years)	1,018,487	1,021,835

The accompanying notes form an integral part of these financial statements.

WEITZ SERIES FUND, INC. — FIXED INCOME FUND
Schedule of Investments in Securities, Continued

	Face
Rating*	amount		Cost	Value

		MORTGAGE-BACKED SECURITIES — (Continued)
AAA	$1,000,000	Freddie Mac REMIC Planned Amortization Class 7.0% 9/15/09 (Estimated Average Life 2.9 years)	$1,003,077	$1,022,075
AAA	762,605	Fannie Mae 6.5% 6/01/18 (Estimated Average Life 4.3 years)	761,745	767,491

		Total Mortgage-Backed Securities	7,315,619	7,458,698

		TAXABLE MUNICIPAL BONDS — 2.8%
AAA	325,000	Baltimore Maryland 7.25% 10/15/05	328,062	344,858
AAA	500,000	Stratford Connecticut 6.55% 2/15/13	500,000	500,330
AAA	25,000	Oklahoma Hsg. Fin. Auth. 8.7% 9/01/13	25,000	25,643
AAA	55,000	Oklahoma Hsg. Fin. Auth. 7.3% 12/01/14	55,000	56,361

		Total Taxable Municipal Bonds	908,062	927,192

		U.S. GOVERNMENT AND AGENCY SECURITIES — 18.5%
AAA	2,000,000	Federal Home Loan Bank 6.04% 9/08/05	2,000,000	2,066,114
AAA	500,000	Federal Home Loan Bank 6.44% 11/28/05	500,387	525,375
AAA	500,000	Freddie Mac 6.407% 2/22/06	498,050	500,542
AAA	1,000,000	Fannie Mae 7.15% 10/11/06	997,351	1,014,297
AAA	1,000,000	Fannie Mae 6.56% 11/26/07	1,000,000	1,020,431
AAA	1,000,000	Freddie Mac 6.41% 7/15/13	1,008,649	990,367

		Total U.S. Government and Agency Securities	6,004,437	6,117,126

The accompanying notes form an integral part of these financial statements.

WEITZ SERIES FUND, INC. — FIXED INCOME FUND
Schedule of Investments in Securities, Continued

Rating*	Shares

			Cost	Value

		COMMON STOCKS — 0.9%
	46,500	Hanover Capital Mortgage Holdings, Inc.	$422,645	$302,250

		CONVERTIBLE PREFERRED STOCKS — 3.9%
	46,600	Redwood Trust, Inc. 9.74% Pfd. Class B	1,225,075	1,293,150

		NON-CONVERTIBLE PREFERRED STOCKS — 0.7%
B3	5,000	Crown American Realty Trust 11% Pfd. Series A	217,000	222,000

	Face
	amount

		SHORT-TERM SECURITIES — 20.4%
	$778,222	Wells Fargo Government Money Market Fund	778,222	778,222
AAA	4,000,000	U.S. Treasury Bill 4/19/01	3,990,197	3,990,876
AAA	2,000,000	U.S. Treasury Bill 6/14/01	1,980,945	1,983,088

		Total Short-Term Securities	6,749,364	6,752,186

		Total Investments in Securities	$32,322,262	32,718,481

		Other Assets Less Liabilities — 1.1%		352,722

		Total Net Assets — 100%		$33,071,203

		Net Asset Value Per Share		$11.24

*	Ratings are unaudited.

The accompanying notes form an integral part of these financial statements.

WEITZ SERIES FUND, INC. — FIXED INCOME FUND
Statement of Assets and Liabilities
March 31, 2001

Assets:
Investment in securities at value (cost $32,322,262)	$32,718,481
Accrued interest and dividends receivable	377,926

Total assets	33,096,407

Liabilities:
Due to adviser	14,098
Other expenses	11,106

Total liabilities	25,204

Net assets applicable to outstanding capital stock	$33,071,203

Net assets represented by:
Paid-in capital	32,989,749
Accumulated undistributed net investment income	480,336
Accumulated net realized loss	(795,101)
Net unrealized appreciation of investments	396,219

Total representing net assets applicable to shares outstanding	$33,071,203

Net asset value per share of outstanding capital stock (2,943,262 shares outstanding)	$11.24

The accompanying notes form an integral part of these financial statements.

WEITZ SERIES FUND, INC. — FIXED INCOME FUND
Statement of Operations
Year ended March 31, 2001

Investment income:
Dividends		$186,702
Interest		2,018,418

Total investment income		2,205,120

Expenses:
Investment advisory fee	$152,854
Administrative fee	60,228
Directors fees	377
Registration fee	14,583
Sub-transfer agent and fund accounting fees	33,452
Other expenses	30,015

Total expenses		291,509
Less administrative fee waived and operating expenses assumed by investment adviser		(62,228)

Net expenses		229,281

Net investment income		1,975,839

Realized and unrealized gain (loss) on investments:
Net realized loss on securities		(71,847)
Net unrealized appreciation of investments		1,729,706

Net realized and unrealized gain on investments		1,657,859

Net increase in net assets resulting from operations		$3,633,698

The accompanying notes form an integral part of these financial statements.

WEITZ SERIES FUND, INC. — FIXED INCOME FUND
Statements of Changes in Net Assets

	Year ended March 31,
	2001	2000

Increase (decrease) in net assets:

From operations:
Net investment income	$1,975,839	$2,401,683
Net realized loss	(71,847)	(371,371)
Net unrealized appreciation (depreciation)	1,729,706	(1,672,716)

Net increase in net assets resulting from operations	3,633,698	357,596

Distributions to shareholders from:
Net investment income	(2,037,316)	(2,375,622)

Total distributions	(2,037,316)	(2,375,622)

Capital share transactions:
Proceeds from sales	8,039,950	14,862,565
Payments for redemptions	(9,761,454)	(20,121,176)
Reinvestment of distributions	1,914,497	2,244,174

Total increase (decrease) from capital share transactions	192,993	(3,014,437)

Total increase (decrease) in net assets	1,789,375	(5,032,463)

Net assets:
Beginning of period	31,281,828	36,314,291

End of period (including undistributed investment income of $480,336 and $541,813, respectively)	$33,071,203	$31,281,828

The accompanying notes form an integral part of these financial statements.

WEITZ SERIES FUND, INC. — FIXED INCOME FUND
Financial Highlights

The following financial information provides selected data for a share of the Fixed Income Fund outstanding throughout the periods indicated.

	Year ended March 31,

	2001	2000	1999	1998	1997

Net asset value, beginning of period	$10.68	$11.22	$11.26	$10.77	$10.90

Income (loss) from investment operations:
Net investment income	0.71	0.69	0.66	0.65	0.66
Net gains or losses on securities (realized and unrealized)	0.58	(0.57)	(0.04)	0.47	(0.11)

Total from investment operations	1.29	0.12	0.62	1.12	0.55

Less distributions:
Dividends from net investment income	(0.73)	(0.66)	(0.66)	(0.63)	(0.68)

Net asset value, end of period	$11.24	$10.68	$11.22	$11.26	$10.77

Total return	12.6%	1.2%	5.7%	10.7%	5.2%

Ratios/supplemental data:
Net assets, end of period ($000)	$33,071	$31,282	$36,314	$30,334	$22,349
Ratio of net expenses to average net assets††	0.75%	0.75%	0.75%	0.75%	0.75%
Ratio of net investment income to average net assets	6.46%	6.15%	5.91%	6.18%	6.30%
Portfolio turnover rate	1%	39%	26%	21%	24%

††	Absent voluntary waivers, the expense ratio would have been 0.95%, 0.88%, 0.86%, 0.91% and 0.93% for the years ended March 31, 2001, 2000, 1999, 1998 and 1997, respectively.

The accompanying notes form an integral part of these financial statements.

WEITZ SERIES FUND, INC.
GOVERNMENT MONEY MARKET FUND
March 31, 2001 – Annual Report

April 9, 2001

Dear Shareholder:

        The yield on the Government Money Market fund declined during the first quarter of 2001. As of March 31st, the 7-day and 30-day yields were 4.5%.*

        Short-term interest rates declined dramatically during the first quarter as the Federal Reserve initiated a series of interest rate cuts aimed at stimulating the economy. Excessive productive capacity, continued pressures on profit margins, and weakness in consumer confidence has prompted the Fed to be on high alert regarding monetary policy. In fact, the 1 1/2 percent reduction in the federal funds rate (overnight loan rate between banks but controlled by the Federal Reserve) was the largest move ever during a one-quarter period by the Greenspan Fed, highlighting the Fed’s concern about continued economic weakness.

        Given present conditions in today’s marketplace, it appears that the Fed is convinced that the correct direction for short-term interest rates, for now, is down. Since our fund’s reinvestment opportunities and its yield are directly impacted by the Fed’s monetary policy (and it’s effect on short-term Treasury securities), it’s likely that our yield will trend downward during the next quarter. Our credit quality, however, will remain high (Treasury bills or agency securities).

        If you have any questions about the mechanics of the fund or our investment strategy, please call.

Best regards, Thomas D. Carney Portfolio Manager

*	An investment in the fund is neither insured nor guaranteed by the U.S. Government. There can be no assurance that the fund will be able to maintain a stable net asset value.

Shareholder Information Meeting

Please plan to join us on Wednesday, May 30 at 4:30 PM at the Omaha Marriott on Regency Circle for our annual shareholder information meeting. The portfolio managers will give brief reports on their funds, and the majority of the meeting time will be devoted to answering questions from shareholders. If you have questions for Wally, Rick, or Tom, we invite you to send them in before the meeting.

WEITZ SERIES FUND, INC.
GOVERNMENT MONEY MARKET FUND
Schedule of Investments in Securities
March 31, 2001

	Face
Rating*	amount		Value

		U.S. GOVERNMENT AND AGENCY SECURITIES — 92.0%†
AAA	$9,000,000	U.S. Treasury Bill 5.078% 4/19/01	$8,977,654
AAA	19,500,000	U.S. Treasury Bill 5.105% 4/26/01	19,432,493
AAA	3,000,000	Federal Home Loan Bank Discount Note 5.075% 5/18/01	2,980,613
AAA	5,000,000	U.S. Treasury Bill 4.763% 6/14/01	4,952,362

		Total U.S. Government and Agency Securities	36,343,122

Shares

	SHORT-TERM SECURITIES — 8.4%
3,323,982	Wells Fargo 100% Treasury Money Market Fund	3,323,982

	Total Investments in Securities (Cost $39,667,104)**	39,667,104
	Other Liabilities in Excess of Other Assets — (0.4%)	(156,222)

	Total Net Assets — 100%	$39,510,882

*	Ratings are unaudited.

†	Interest rates presented for treasury bills and discount notes are based upon yield to maturity rate(s) at date(s) of purchase.

**	Cost is the same for Federal income tax purposes.

The accompanying notes form an integral part of these financial statements.

WEITZ SERIES FUND, INC.
GOVERNMENT MONEY MARKET FUND
Statement of Assets and Liabilities
March 31, 2001

Assets:
Investment in securities at amortized cost, which approximates value	$39,667,104
Accrued interest	12,035

Total assets	39,679,139

Liabilities:
Due to adviser	8,191
Distributions payable	145,043
Other expenses	15,023

Total liabilities	168,257

Net assets applicable to outstanding capital stock	$39,510,882

Net assets represented by:
Paid-in capital	39,510,882

Total representing net assets applicable to shares outstanding	$39,510,882

Net asset value per share of outstanding capital stock (39,510,882 shares outstanding)	$1.00

The accompanying notes form an integral part of these financial statements.

WEITZ SERIES FUND, INC.
GOVERNMENT MONEY MARKET FUND
Statement of Operations
Year ended March 31, 2001

Investment income:
Interest		$1,971,885

Total investment income		1,971,885

Expenses:
Investment advisory fee	$162,332
Administrative fee	63,065
Directors fees	366
Registration fees	29,612
Sub-transfer agent and fund accounting fees	35,046
Other expenses	24,305

Total expenses		314,726
Less advisory and administrative fees waived and operating expenses assumed by investment adviser		(152,394)

Net expenses		162,332

Net investment income		1,809,553

Realized gain on investments		10,832

Net increase in net assets resulting from operations		$1,820,385

The accompanying notes form an integral part of these financial statements.

WEITZ SERIES FUND, INC.
GOVERNMENT MONEY MARKET FUND
Statements of Changes in Net Assets

	Year ended March 31,
	2001	2000

Increase in net assets:

From operations:
Net investment income	$1,809,553	$1,435,566
Net realized gain	10,832	—

Net increase in net assets resulting from operations	1,820,385	1,435,566

Distributions to shareholders from:
Net investment income	(1,809,553)	(1,435,566)
Net realized gain	(10,832)	—

Total distributions	(1,820,385)	(1,435,566)

Capital share transactions, at $1.00 per share:
Proceeds from sales	99,137,358	469,700,906
Payments for redemptions	(99,833,574)	(465,683,084)
Reinvestment of distributions	1,780,968	1,251,305

Total increase from capital share transactions	1,084,752	5,269,127

Total increase in net assets	1,084,752	5,269,127

Net assets:
Beginning of period	38,426,130	33,157,003

End of period	$39,510,882	$38,426,130

The accompanying notes form an integral part of these financial statements.

WEITZ SERIES FUND, INC.
GOVERNMENT MONEY MARKET FUND
Financial Highlights

The following financial information provides selected data for a share of the Government Money Market Fund outstanding throughout the periods indicated.

	Year ended March 31,

	2001	2000	1999	1998	1997

Net asset value, beginning of period	$1.000	$1.000	$1.000	$1.000	$1.000

Income from investment operations:
Net investment income	0.056	0.046	0.045	0.049	0.047

Less distributions:
Dividends from net investment income	(0.056)	(0.046)	(0.045)	(0.049)	(0.047)

Net asset value, end of period	$1.000	$1.000	$1.000	$1.000	$1.000

Total return	5.8%	4.6%	4.7%	5.1%	4.8%

Ratios/supplemental data:
Net assets, end of period ($000)	$39,511	$38,426	$33,157	$8,330	$5,820
Ratio of net expenses to average net assets†	0.50%	0.50%	0.50%	0.50%	0.50%
Ratio of net investment income to average net assets	5.57%	4.61%	4.47%	4.95%	4.71%

†	Absent voluntary waivers, the expense ratio would have been 0.97%, 0.89%, 1.03%, 1.12% and 1.15% for the years ended March 31, 2001, 2000, 1999, 1998 and 1997, respectively.

The accompanying notes form an integral part of these financial statements.

WEITZ SERIES FUND, INC. — FIXED INCOME FUND
GOVERNMENT MONEY MARKET FUND
Notes to Financial Statements
March 31, 2001

(1) Organization

Weitz Series Fund, Inc. (the “Company”), is registered under the Investment Company Act of 1940 as an open-end management investment company issuing shares in series, each series representing a distinct portfolio with its own investment objectives and policies. At March 31, 2001, the Company had four series in operation: the Fixed Income Fund, the Government Money Market Fund, the Value Fund, and the Hickory Fund. The accompanying financial statements present the financial position and results of operations of the Fixed Income and the Government Money Market Funds (each, a “Fund”).

The Fixed Income Fund’s investment objective is high current income consistent with preservation of capital.

The Government Money Market Fund’s investment objective is current income consistent with the preservation of capital and maintenance of liquidity. The Government Money Market Fund invests principally in debt obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities and repurchase agreements thereon with maturities not exceeding one year.

(2) Significant Accounting Policies

The following significant accounting policies are in accordance with accounting policies generally accepted in the investment company industry.

(a) Valuation of Investments

Fixed Income Fund
Investment securities are carried at market determined using the following valuation methods:

•	Securities traded on a national or regional securities exchange and over-the-counter securities traded on the NASDAQ national market are valued at the last sales price; if there were no sales on that day, securities are valued at the mean between the latest available and representative bid and ask prices.

•	Securities not listed on an exchange are valued at the mean between the latest available and representative bid and ask prices.

•	The value of certain debt securities for which market quotations are not readily available may be based upon current market prices of securities which are comparable in coupon, rating and maturity or an appropriate matrix utilizing similar factors.

•	The value of securities for which market quotations are not readily available, including restricted and not readily marketable securities, is determined in good faith under the supervision of the Company’s Board of Directors.

Government Money Market Fund

Investment securities are carried at amortized cost, which approximates market value. Pursuant to Rule 2a-7 of the Investment Company Act of 1940, amortized cost, as defined, is a method of valuing securities at acquisition cost, adjusted for amortization of premium or accretion of discount rather than at their value based on current market factors. This method of valuation is used consistently throughout the industry by money market funds wishing to maintain a constant net asset value per share.

(b) Federal Income Taxes

Since the Funds’ policy is to comply with all sections of the Internal Revenue Code applicable to regulated investment companies and to distribute all of their taxable income to shareholders, no provision for income or excise taxes is required.

Net investment income and net realized gains may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for Federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Fixed Income Fund.

(c) Security Transactions

Security transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains or losses are determined by specifically identifying the security sold.

With respect to the Fixed Income Fund, income dividends and distributions to shareholders are recorded on the ex-dividend date. Interest, including amortization of discount and premium, is accrued as earned.

With respect to the Government Money Market Fund, in computing net investment income, the Fund amortizes premiums and discounts and accrues interest income daily.

(d) Dividend Policy

The Fixed Income Fund will declare and distribute income dividends and capital gains distributions as may be required to qualify as a regulated investment company under the Internal Revenue Code.

Generally, the Fixed Income Fund pays income dividends on a quarterly basis. All dividends and distributions will be reinvested automatically unless the shareholder elects otherwise.

The Government Money Market Fund will declare dividends daily and pay dividends monthly.

(e) Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the period. Actual results may differ from those estimates.

(3) Related Party Transactions

Each Fund has retained Wallace R. Weitz & Company (the “Adviser”) as its investment adviser. In addition, the Company has an agreement with Weitz Securities, Inc. to act as distributor for the Funds’ shares. Certain officers and directors of the Company are also officers and directors of the Adviser and Weitz Securities, Inc.

Under the terms of a management and investment advisory agreement, the Adviser receives a management fee equal to 1/2% per annum of the respective Fund’s average daily net asset value. Under the terms of an administration agreement, certain services are being provided including the transfer of shares, disbursement of dividends, fund accounting and related administrative services of the Fund for which the Adviser is being paid a monthly fee.

The Adviser has agreed to reimburse each Fund up to the amount of advisory fees paid to the extent that total expenses exceed 1% of the respective Fund’s average annual daily net asset value. For the year ended March 31, 2001, the Adviser has voluntarily capped fees and expenses for the Fixed Income and Government Money Market Funds at 0.75% and 0.50%, respectively, of the Funds’ average annual net asset value. The total investment advisory and administrative fees, including the amounts waived by the Adviser, are set forth in each Fund’s Statement of Operations.

Weitz Securities, Inc. as distributor, received no compensation for distribution of shares of the Funds.

(4) Capital Stock

The Company is authorized to issue a total of five billion shares of common stock in series with a par value of $.001 per share. Ten million of these shares have been authorized by the Board of Directors to be issued in the series designated Fixed Income Fund and 100 million of these shares have been authorized to be issued in the series designated Government Money Market Fund. The Board of Directors may authorize additional shares in other series of the Company’s shares without shareholder approval. Each share of stock will have a pro rata interest in the assets of the portfolio to which the stock of that series relates and will have no interest in the assets of any other series.

Transactions in the capital stock of the Fixed Income Fund are summarized as follows:

	Year ended March 31,
	2001	2000

Transactions in shares:

Shares issued	730,344	1,323,301

Shares redeemed	(896,241)	(1,837,651)

Reinvested dividends	180,055	207,450

Net increase (decrease)	14,158	(306,900)

(5) Securities Transactions

Fixed Income Fund
Purchases and proceeds from maturities or sales of investment securities of the Fixed Income Fund, other than short-term securities, aggregated $275,421 and $5,937,262, respectively. The cost of investments is the same for financial reporting and Federal income tax purposes. At March 31, 2001, the aggregate gross unrealized appreciation and depreciation, based on cost for Federal income tax purposes, were $609,856 and $213,637, respectively.

At March 31, 2001, the Fixed Income Fund had tax basis capital losses of $769,039 which may be carried over to offset future realized capital gains. To the extent that such carryforwards are used, no capital gains distributions will be made. The carryforwards expire as follows: March 31, 2004—$337,251, March 31, 2005—$14,632, March 31, 2008—$60,229 and March 31, 2009—$356,927. In addition, the Fixed Income Fund had deferred capital losses occurring subsequent to October 31, 2000 of $26,062. For tax purposes such losses will be reflected in the year ended March 31, 2002.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Shareholders

Weitz Series Fund, Inc. – Fixed Income and Government Money Market Funds:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments in securities, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Weitz Series Fund, Inc. – Fixed Income and Government Money Market Funds (the “Funds”) at March 31, 2001, the results of each of their operations for the year then ended, the changes in each of their net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2001, by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights for each of the three years in the period ended March 31, 1999, were audited by other independent accountants whose report dated April 15, 1999, expressed an unqualified opinion on those financial statements.

PricewaterhouseCoopers LLP

New York, New York
April 13, 2001

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